UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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WPX Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Information

On December 16, 2019, WPX Energy, Inc., a Delaware corporation (the “Company”), provided information regarding the contemplated transactions (the “Contemplated Transactions”) by that certain Securities Purchase Agreement (the “Purchase Agreement”) between the Company and Felix Investment Holdings II, LLC, a Delaware limited liability company, in an investor presentation.

On December 16, 2019, the Company provided information regarding the Purchase Agreement to its employees in an electronic communication.

Each of the foregoing are filed herewith pursuant to Rule 14a-12.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Contemplated Transactions in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Contemplated Transactions, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Contemplated Transactions themselves); and other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

ADDITIONAL INFORMATION ABOUT THE CONTEMPLATED TRANSACTIONS AND WHERE TO FIND IT

In connection with the Contemplated Transactions, the Company will file a proxy statement with the SEC. The definitive proxy statement will be mailed to the Company’s stockholders and will contain important information about the Contemplated Transactions and related matters. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE CONTEMPLATED TRANSACTIONS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTEMPLATED TRANSACTIONS AND THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/.

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PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Contemplated Transactions. Information the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, and the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Contemplated Transactions will be included in the proxy statement that the Company intends to file with the SEC.

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ACQUISITION OF FELIX ENERGY DECEMBER 16, 2019

Opportunistic Acquisition of Felix Upstream 2 Plan to initiate dividend post closing Purchase price 3.5x 2020 EBITDAX @ $50 WTI Leverage-neutral transaction Expanding cash margins with meaningful additional oil production Adding significant high-margin oil inventory Accretive on all relevant metrics

Felix Transaction Overview 3 Transaction Details Pro Forma Permian Acreage 1 2 3 4 5 TOTAL CONSIDERATION: $2.5B $900MM cash component ~153MM shares of WPX issued to seller1 ACCRETIVE ON ALL METRICS 2020+ CFPS, EPS, FCF per share, ROCE, NAV Increases cash margin per BOE OPERATIONAL UPSIDE Synergies not included in deal metrics Increases extended lateral inventory CONDITIONS & TIMING Subject to WPX shareholder approval Closing expected early 2Q 2020 ACCELERATES 5-YEAR VISION Improves tenets of 5-year plan Meaningful free cash flow generation WPX FELIX COMBINED Production 180.5 MBOE/D2 60.0 MBOE/D2 240.5 MBOE/D2 Net Permian Acreage 125,000 58,500 ~184,000 Gross Operated Locations 3,400 1,500 4,900 FELIX ACREAGE WPX ACREAGE REEVES LOVING EDDY LEA WINKLER WARD NEW MEXICO TEXAS 1. Based on 10-day VWAP of $10.46 as of 12/13/19. Includes customary lock-up and standstill provisions. 2. Estimated equivalent production at closing early in the 2nd quarter.

Accelerates 5-Year Vision ($50 - $55 WTI)

ENHANCES 5-YEAR VISION | ACCRETIVE TRANSACTION | SIGNIFICANT FREE CASH FLOW | OIL INVENTORY | CREATES STRONGER WPX

- IMPLEMENT DURABLE GROWING DIVIDEND
- FCF YIELD TARGETING 7% - 10%
- DRIVING LEVERAGE TO 1.0X
- DOUBLE DIGIT ROCE
- BASE DECLINE RATE OF ~30% OR LOWER
- CONTINUE OPPORTUNISTIC SHARE BUYBACK PROGRAM


FIVE-YEAR VISION ACCELERATED
2019
2024
DIVIDEND
POST FELIX
PRE FELIX
FCF YIELD
POST FELIX
PRE FELIX
LEVERAGE
PRE/POST FELIX
ROCE
POST FELIX
PRE FELIX
BASE DECLINE
POST FELIX
PRE FELIX
BUYBACK
PRE/POST FELIX

WPXENERGY

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SIGNIFICANT FREE CASH FLOW De-Risked, Accretive, Value-Added Transaction 5 DELAWARE BASIN TRANSACTION ANALYSIS1,2 71% 42% 69% 72% 36% 77% 55% 70% 70% 72% 57% 60% 48% 78% 71% 58% 45% 76% 70% % OIL MEDIAN: 86% Year / Deal Adj. $ / Acre % Developed % Undeveloped WPX / FELIX3 $11,996 72.0% 28.0% Latest deal 18,345 66.0% 34.0% 2018 48,427 49.6% 51.4% 2017 28,966 15.0% 85.0% 2016 30,976 14.3% 85.7% WPX / RKI4 17,283 29.3% 70.7% ANNUAL AVERAGES 1. Buyers include CDEV, CRZO, FANG, HK, MRO, NBL, OAS, OXY, PDCE, PE, RSPP, Silver Run, XEC, and XOM. 2. Deals adjusted for estimates of infrastructure value and expiring acreage where appropriate. 3. WPX / Felix adjusted $ / acre assumes $2,500MM deal value, 60.0 Mboe/d of current production valued at $30,000 / bbl, and 58,500 net acres. 4. WPX / RKI Deal Value reflects $2.75B transaction value less $500MM of midstream value. 5. Reflects pricing sensitivity of implied cost per acre after adjusting value of existing production. Source: Company filings, investor presentations, Wall Street Research, and IHS Herolds. Note: Reflects selected Delaware basin transactions >$750mm since July 2015. Adj. Deal Value and Adjusted $ / Acre multiples assume $30,000 / boe/d for all transactions. Median excludes WPX transactions. $83,015 % of acquisition cost allocated to undeveloped locations 1,500 Gross Undeveloped Locations ACCRETIVE TRANSACTION ENHANCES 5-YEAR VISION OIL INVENTORY CREATES STRONGER WPX MEDIAN: $27,569 Adjusted $/Acre % Undeveloped 53% Acquisition Allocation Pricing Sensitivities5 WTI PRICE PDP VALUE % AT $2.5B IMPLIED COST PER ACRE $50 72% $11,996 $55 80% $8,547 $60 89% $4,701 $65 100% $0 0% 20% 40% 60% 80% 100% - $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Delaware Basin Transaction Analysis

Strong 2020 Free Cashflow @ $50 WTI With Upside

ENHANCES 5-YEAR VISION | ACCRETIVE TRANSACTION | ✓ SIGNIFICANT FREE CASH FLOW | OIL INVENTORY | CREATES STRONGER WPX



$60/BBL WTI
$500MM
2020 FCF @ $60WTI
$55/BBL WTI
$350MM
2020 FCF @ $55WTI
$50/BBL WTI
$200MM
2020 FCF @ $50WTI
FREE CASH FLOW
2020 BASE PLAN AT $50/BBL WTI
$1,740MM
2020 DEVELOPMENT CAPEX
(MID-POINT)
CAPITAL BUDGET REMAINS CONSTANT IN UPSIDE SCENARIOS

2020 FREE CASHFLOW UPSIDE SENSITIVITIES

DISCIPLINED APPROACH TO USE OF EXCESS CASH

- ✓ Immediate **return of capital** to shareholders
- ✓ Larger, more **stable cashflows** with significant upside
- ✓ Multi-decade inventory of **high return** drilling locations

WPXENERGY.

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~213,000 bbl per well avg. WC B (1), WC C (2) WI: 98% NRI: 74% 3 ~249,000 bbl per well avg. WC A (2), WC B (1) WI: 100% NRI: 75% 4 ~260,000 bbl per well avg. WC A (1), WC B (2) WI: 100% NRI: 75% 5 ~210,000 bbl per well avg. WC A (2), WC B (1), 3BS (2) WI: 100% NRI: 75% 6 ~250,000 bbl per well avg. WC A WI: 99% NRI: 73% 1 ~230,000 bbl per well avg. WC A (1), WC B (2) WI: 100% NRI: 75% 2 BRIDAL VEIL (4) WELLS GRIZZLY STATE (3) WELLS HALF MOON (3) WELLS SNOWMASS (3) WELLS UL MILL (3) WELLS UL LOVELAND2 (5) WELLS Expands High-Margin Oil Inventory (1,500 Gross Locations) 7 FELIX PAD WELL RESULTS COMPETE WITH CORE STATELINE AVERAGE LATERAL LENGTH: 9,200’ AVERAGE WORKING INTEREST: 86% AVERAGE NRI: 75% OVER 190 WELLS PRODUCING AT TIME OF CLOSE FELIX 12-MONTH CUMULATIVE GROSS OIL PRODUCTION (3+ WELLS PER PAD) FELIX’S OPERATED POSITION ACCRETIVE TRANSACTION ENHANCES 5-YEAR VISION SIGNIFICANT FREE CASH FLOW CREATES STRONGER WPX OIL INVENTORY 1. Includes wells put on production since 2015 in the 3rd Bone Spring through Wolfcamp C formations. 2. Reflects 10-months of actual production and 2-months of estimated production. P75 – ALL WELLS P50 – ALL WELLS P25 – ALL WELLS FELIX AVG. OPERATED WELL CUMULATIVE OIL PRODUCTION QUARTILE COMPARISON1 6 5 4 3 2 1 FELIX ACREAGE WPX ACREAGE OTHER OPERATORS REEVES LOVING WINKLER WARD TEXAS DELAWARE REFERENCE MAP1 0 20 40 60 0 6 12 18 24 30 CUMULATIVE OIL PRODUCTION (BO/FT) MONTHS ON PRODUCTION

Shareholder Checklist 8 WPX ENERGY COMMITTED TO DELIVERING LONG-TERM SHAREHOLDER VALUE INVESTMENT GRADE METRICS AND SCALE DE-RISKED TRANSACTION STABLE FREE CASH FLOW GENERATION IMPLEMENTING DIVIDEND1 DEEP INVENTORY OF HIGH-MARGIN LOCATIONS LEVERAGE-NEUTRAL SIGNIFICANT FREE CASH FLOW ACCRETIVE TRANSACTION ENHANCES 5-YEAR VISION OIL INVENTORY CREATES STRONGER WPX 1. Plan to initiate dividend post closing targeting $0.10/share on an annualized basis.

History of Being Opportunistic

Permian acquisition and expansion strategy has been DISCIPLINED and focused on VALUE CREATION for WPX shareholders

2014
- Rick Muncrief becomes CEO
- Sold working interests in Piceance

2015
- Sold international assets (APCO)
- Monetized in the money transport in the NE
- Sold NE Marcellus assets
- Acquired RKI E&P to enter Permian Basin
- Sold Powder River Basin Assets
- Sold Van Hook Gathering System in ND

2016
- Sold San Juan gathering system
- Sold Piceance Basin assets
- Announced buyout of unfavorable transport obligations

2017
- Expanded Permian acreage through Panther acquisition
- Formed JV for Permian Midstream Assets with Howard Energy Partners
- Sold San Juan Legacy gas assets

2018
- Sold San Juan Gallup assets

2019
- Sold equity interest in Whitewater
- Sold equity interest in Oryx II
- Announced opportunistic share buyback program
- Purchased Felix to expand core Delaware position



WPXENERGY.

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Appendix

2020 Pro Forma Guidance 11 PRODUCTION 1Q 20201 FY 2020 Oil Mbbl/d 111 - 113 155 - 165 Natural Gas MMcf/d 215 - 220 270 - 290 NGL Mbbl/d 28.5 – 30.0 40.5 - 42.5 Total MBOE/d 175 - 180 241 - 256 1. WPX standalone 2. Excludes land, acquisition and other capital expenses. CAPITAL PLAN ($ IN MILLIONS) 1Q 20201 FY 2020 D&C / Facilities Capital $285 - $295 $1,625 - $1,725 Midstream Opportunities $10 - $15 $50 - $75 Total Development Capital2 $295 - $310 $1,675 - $1,800 2020 GUIDANCE OUTLOOK 1 2 3 4 Assumes early 2Q 2020 close Drop 3rd Williston rig 3Q 2020 Add 2 rigs to WPX’s current 5 rigs program in the Delaware by the end of 1Q 2020 Plan to maintain Felix’s 5 rig program after closing transaction Upon closing, WPX expects to run 12 rigs in the Delaware 5

WPX Pro Forma Horizontal Inventory Update 12 PRO FORMA 1-MILE EXTENDED LATERALS TOTAL UPPER/LOWER AVALON 19 34 53 BONE SPRING 672 948 1,620 UPPER WOLFCAMP (XY/A) 605 725 1,330 LOWER WOLFCAMP (B/C/D) 848 1,080 1,928 TOTAL 2,144 2,787 4,931 HIGH-QUALITY 1. Not including vertical locations. DECADES OF PERMIAN INVENTORY1

Felix Wells Deliver Top Tier Results

TEXAS DELAWARE BENCHMARKING

TEXAS DELAWARE REFERENCE MAP[1]



LOVING
WINKLER
WARD
REEVES
FELIX ACREAGE
WPX ACREAGE
OTHER OPERATORS

Avg. 24 Month Cumulative Oil Production (bo/ft)[1]

Top 10 Delaware Basin Operators as Measured by Productivity



50
46
43
43
42
41
40
39
39
39
Operator A
Felix Avg.
Operator B
Operator C
Operator D
Operator E
Operator F
Operator G
Operator H
Operator I

Felix production outperformance underscores prolific Eastern Delaware Basin subsurface characteristics

- After 30 months, Average Felix well oil productivity is in the top quartile of all Texas Delaware Basin results
- Felix "Slowback" choke management strategy leads to modestly lower initial production, but consistent outperformance in later months by maximizing reservoir pressure through time

WPXENERGY.

[1] Includes wells put on production since 2015 in the 3rd Bone Spring through Wolfcamp C formations.

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Disclaimers 14 FORWARD-LOOKING STATEMENTS This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by WPX Energy’s stockholders; the possibility of litigation (including related to the transaction itself); and other risks described in WPX Energy’s SEC filings. WPX Energy does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Additional Information ABOUT THE ACQUISITION and Where to Find It In connection with the Acquisition, WPX Energy will file a proxy statement with the SEC. The definitive proxy statement will be mailed to WPX Energy stockholders and will contain important information about the Acquisition and related matters. WPX ENERGY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by WPX Energy with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from WPX Energy by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to WPX Energy’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/. Participants in the Solicitation WPX Energy and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Information about WPX Energy’s directors and executive officers is set forth in WPX Energy’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, and WPX Energy by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to WPX Energy’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that WPX Energy intends to file with the SEC.

Another Pivotal Moment

As you think about how WPX has changed, we’ve always shown a lot of courage. And we’re doing so again.

Moments ago, we announced a $2.5 billion acquisition of Felix Energy which has operations in an area of the Permian’s Delaware Basin that’s pressure-rich and roughly 70 percent oil.

On a pro forma (combined) basis, we’re talking about a WPX with approximately 184,000 net acres in the Delaware Basin and more than 150,000 bbl/d of oil production overall. Adding Felix’s Permian position makes WPX substantially stronger. And as we’ve seen, this may yet again expose people to new assignments and a wider view of our assets, particularly technical staff.

Along those lines, our Williston team and the very asset itself still adds a lot of value to WPX, particularly your hardnosed, grind-it-out, competitive mindset. It’s part of our character. Felix was the opportunity at-hand, but acquiring it doesn’t diminish what Williston contributes to our cash flows or our outlook. Nor does it change how a deeper Williston inventory could benefit WPX.

WPX is positioned extremely well — operationally and financially — to manage this transaction given the scale of our production today, the strength of our cash flows, and the maturation of our Permian expertise and team.

Strategically, this acquisition accelerates our ability to reach the 5-year investor targets we introduced during our third-quarter report in November. It’s on us to execute crisply and make it happen. Am I confident we can deliver? You bet. That’s why we also announced plans to implement a dividend for shareholders after the completion of the Felix acquisition.

We’re acutely focused on rewarding our shareholders as we strive to be one of the winners in our industry’s ongoing evolution and consolidation. This is more proof of how we’re accomplishing that. Enjoy Christmas and New Year’s with your family. Come 2020, there’s plenty to do!

Rick

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by WPX Energy’s stockholders; the possibility of litigation (including related to the transaction itself); and other risks described in WPX Energy’s SEC filings. WPX Energy does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

Additional Information ABOUT THE ACQUISITION and Where to Find It

In connection with the Acquisition, WPX Energy will file a proxy statement with the SEC.  The definitive proxy statement will be mailed to WPX Energy stockholders and will contain important information about the Acquisition and related matters.  WPX ENERGY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION.  The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by WPX Energy with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the definitive proxy statement from WPX Energy by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to WPX Energy’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/.

Participants in the Solicitation

WPX Energy and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition.  Information about WPX Energy’s directors and executive officers is set forth in WPX Energy’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and WPX Energy by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to WPX Energy’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that WPX Energy intends to file with the SEC.

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